                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)

Filed by the Registrant: /X/

Filed by a Party other than the Registrant:  / /

Check the appropriate box:

            / /         Preliminary Proxy Statement
            / /         Confidential, for Use of the Commission Only
                        (as permitted by Rule 14a-6(e)(2))
            /X/         Definitive Proxy Statement
            / /         Definitive Additional Materials
            / /         Soliciting Material Pursuant to Section 240.14a-11(c)
                        or Section 240.14a-12

                            GATEWAY INDUSTRIES, INC.
                (Name of Registrant as Specified In Its Charter)

                   (Name of Persons(s) Filing Proxy Statement)

            Payment of Filing Fee (Check the appropriate box):

            /X/         No fee required.

            / /         Fee  computed  on table  below  per  Exchange  Act Rules
                        14a-6(i)(4) and 0-11.

            (1)         Title of each class of securities to which transaction
                        applies:

            (2)         Aggregate number of securities to which transaction
                        applies:

            (3)         Per unit price or other underlying value of transaction
                        computed pursuant to Exchange Act Rule 0-11:

            (4)         Proposed maximum aggregate value of transaction:

            (5)         Total fee paid:

            / /         Fee paid previously with preliminary materials:

            / /         Check box if any part of the fee is  offset as  provided
            by Exchange  Act Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration  statement  number,  or the form or schedule and the date of its filing.

            (1)         Amount Previously Paid:

            (2)         Form, Schedule or Registration Statement No.:

            (3)         Filing Party:

            (4)         Date Filed:

                            GATEWAY INDUSTRIES, INC.
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 19, 2001
                                 --------------

To the Stockholders:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders  (the
"Meeting") of GATEWAY INDUSTRIES,  INC., a Delaware corporation (the "Company"), will be held at the offices of Olshan  Grundman Frome  Rosenzweig & Wolosky LLP, located at 505 Park Avenue,  New York, New York 10022, on July 19, 2001 at 10:00
A.M., local time, for the following purposes:

                        1.    To elect four members of the board of directors of
                              the  Company  (the  "Board  of  Directors"  or the
                              "Board") to serve until the next annual meeting of
                              stockholders  and until their successors have been
                              duly elected and qualified;

                        2.    To ratify the appointment of Grant Thornton LLP as
                              the  Company's  independent  auditors for the year
                              ending December 31, 2001; and

                        3.    To transact such other business as may properly be
                              brought  before  the  Meeting  or any  adjournment
                              thereof.

            The Board has fixed the close of  business  on June 19,  2001 as the record date for the Meeting.  Only  stockholders of record on the stock transfer books of the  Company  at the close of  business  on that date are  entitled  to notice of, and to vote at, the Meeting.

                                 By Order of the Board of Directors

                                 Glen M. Kassan
                                 VICE PRESIDENT, CHIEF FINANCIAL OFFICER
                                 AND SECRETARY

Dated: June 22, 2001
New York, New York

            WHETHER  OR NOT YOU EXPECT TO BE  PRESENT  AT THE  MEETING,  YOU ARE
URGED TO FILL IN, DATE,  SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT
IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            GATEWAY INDUSTRIES, INC.
                        150 EAST 52ND STREET, 21ST FLOOR
                            NEW YORK, NEW YORK 10022
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 19, 2001
                                ----------------

                                  INTRODUCTION

            This Proxy Statement is being furnished to stockholders by the Board
of  Directors  of  GATEWAY  INDUSTRIES,   INC.,  a  Delaware   corporation  (the
"Company"),  in connection with the solicitation of the  accompanying  Proxy for use at the 2001 Annual Meeting of Stockholders of the Company (the "Meeting") to
be held at the  offices  of Olshan  Grundman  Frome  Rosenzweig  & Wolosky  LLP,
located at 505 Park Avenue, New York, New York 10022, on July 19, 2001, at 10:00
A.M., local time, or at any adjournment thereof.

            The  approximate   date  on  which  this  Proxy  Statement  and  the
accompanying Proxy will first be sent or given to stockholders is June 22, 2001.

            At the Meeting,  stockholders  will be asked:  (1) to elect four (4)
members of the Board of  Directors  to serve  until the next  annual  meeting of stockholders  and until their  successors  have been duly elected and qualified;
(2) to ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending  December 31, 2001; and (3) to transact such other business as may properly be brought before the meeting or any  adjournment thereof.

                        RECORD DATE AND VOTING SECURITIES

            Only  stockholders  of record at the close of  business  on June 19,
2001, the record date (the "Record  Date") for the Meeting,  will be entitled to notice of, and to vote at, the Meeting and any  adjournment  thereof.  As of the close of business on the Record Date, there were 4,142,841 outstanding shares of the Company's common stock,  $.001 par value (the "Common Stock").  Each of such shares is entitled to one vote. There was no other class of voting securities of the  Company  outstanding  on that date.  A majority of the  outstanding  shares present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

            Shares of Common  Stock  represented  by Proxies  that are  properly executed,  duly  returned and not revoked will be voted in  accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, all such shares will be voted (i) for the  election as  directors of the persons who  have  been  nominated  by the  Board,  (ii)  for  the  ratification  of the appointment of Grant Thornton LLP as the Company's  independent auditors for the year ending December 31, 2001 and (iii) on any other matter that may properly be brought  before the  Meeting in  accordance  with the  judgment of the person or persons voting the Proxies.

            The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person.  Any Proxy executed and returned by a  stockholder  may be  revoked  at any time  thereafter  if  written  notice of revocation  is given to the  Secretary  of the  Company  prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented to the  Meeting or if the  stockholder  attends  the  Meeting  and votes by ballot, except as to any  matter  or  matters  upon  which a vote  shall  have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

            The cost of solicitation of the Proxies being solicited on behalf of the Board will be borne by the  Company.  In  addition  to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers,  directors  and  employees  of the  Company.  The Company  will,  upon request,  reimburse  brokerage  houses and persons  holding  Common Stock in the names of their  nominees  for their  reasonable  expenses in sending  soliciting material to their principals.

            The Company has retained Mackenzie Partners,  Inc.  ("Mackenzie") to solicit proxies at a cost of approximately  $5,000,  plus certain  out-of-pocket expenses.  If the Company  requests  Mackenzie to perform  additional  services,
Mackenzie will bill the Company at its usual rate.

                                  VOTING RIGHTS

            Holders of each share of Common  Stock are  entitled to one vote for each share held on all  matters.  The holders of a majority  of the  outstanding shares of Common Stock whether  present in person or represented by proxy,  will constitute a quorum for the election of directors  and the  ratification  of the appointment  of Grant  Thornton  LLP, and any other matters that may come before the meeting.

            Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining  whether a quorum of shares is present at a  meeting.  A broker  "non-vote"  occurs  when a nominee  holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting power with respect to that item and has not received instructions from the beneficial owner.

            A plurality  of the total  votes cast by holders of Common  Stock is required for the election of directors.  In tabulating  the vote on the election of directors,  abstentions and broker  "non-votes"  will be disregarded and will have no effect on the outcome of such vote.

                                      -2-

            The  affirmative  vote of a majority of the votes cast by holders of
Common Stock  entitled to vote is required to approve the proposal to ratify the appointment  of Grant  Thornton LLP. In tabulating the votes on the proposals to ratify the  appointment of Grant Thornton LLP,  shares as to which a stockholder abstains are considered  shares entitled to vote on the applicable  proposal and therefore an abstention  would have the effect of a vote against such proposals.
Broker  non-votes,  however,  are not considered  shares entitled to vote on the applicable proposals and are not included in determining whether the proposal to ratify the appointment of Grant Thornton LLP is approved.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information  concerning  ownership of the Company's  Common Stock,  as of the Record Date, by each person known by the
Company to be the beneficial  owner of more than five percent of the outstanding
Common Stock, each director,  each executive  officer,  and by all directors and executive officers of the Company as a group.  Unless otherwise  indicated,  the address for each director,  executive officer or 5% stockholder is 150 East 52nd
Street, 21st Floor, New York, New York 10022.

DIRECTORS, NOMINEES, EXECUTIVE OFFICERS AND             NUMBER OF SHARES
5% STOCKHOLDERS - NAME AND ADDRESS OF                   OF COMMON STOCK         PERCENTAGE OF
BENEFICIAL OWNER                                     BENEFICIALLY OWNED(1)         CLASS

Steel Partners II, L.P.                                 1,674,208                40.4%

Warren G. Lichtenstein                                  1,749,093(2)             41.9%

Ronald W. Hayes                                            97,507(3)              2.3%

Jack L. Howard                                            159,387(4)              3.8%

Gary W. Ullman                                                  0                  0

Glen M. Kassan                                             13,333(5)               *

George Soros                                              827,716(6)             19.9%
888 Seventh Avenue
New York, NY 10022

All directors and executive officers                    2,019,320                46.5%
as a group (five persons)

-----------------
* Less than 1%.

                                      -3-

(1)         A person is deemed to be the beneficial  owner of voting  securities that can be acquired by such person  within 60 days after the Record
            Date  upon  the  exercise  of  options,   warrants  or   convertible
            securities.   Each  beneficial  owner's   percentage   ownership  is
            determined  by  assuming  that  options,   warrants  or  convertible
            securities  that are held by such  person (but not those held by any other person) and that are  currently  exercisable  (i.e.,  that are exercisable  within  60  days  after  the  Record  Date)  have  been exercised.  Unless  otherwise  noted,  the Company believes that all persons  named in the table have sole  voting and  investment  power with respect to all shares beneficially owned by them.

(2)         Consists  of (i)  1,674,208  shares of Common  Stock  owned by Steel
            Partners II, L.P., (ii) 41,552 shares of Common Stock owned directly by Mr.  Lichtenstein,  and  (iii)  33,333  shares  of  Common  Stock issuable  upon the exercise of options  within 60 days of the Record
            Date. Mr.  Lichtenstein  is the sole managing  member of the general partner  of Steel  Partners  II,  L.P.  Mr.  Lichtenstein  disclaims beneficial  ownership  of the shares of Common  Stock owned by Steel
            Partners  II, L.P.  except to the extent of his  pecuniary  interest therein.

(3)         Consists of (i) 48,340 shares of Common Stock owned  directly by Mr.
            Hayes  and (ii)  49,167  shares of Common  Stock  issuable  upon the exercise of options within 60 days of the Record Date.

(4)         Consists of (i) 55,220 shares of Common Stock owned  directly by Mr.
            Howard and (ii)  104,167  shares of Common Stock  issuable  upon the exercise of options within 60 days of the Record Date.

(5)         Consists of 13,333 shares of Common Stock issuable upon the exercise of options within 60 days of the Record Date.

(6)         As reported in the shareholder's most recent Schedule 13D.

            Except as noted in the footnotes  above,  (i) none of such shares is known by the Company to be shares with respect to which the beneficial owner has the right to acquire  beneficial  ownership  and (ii) the Company  believes  the beneficial  owner listed above has sole voting and investment power with respect to the shares shown as being beneficially owned by it.

                                      -4-

                        PROPOSAL I--ELECTION OF DIRECTORS

NOMINEES

            Unless  otherwise  specified,  all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next  Annual  Meeting of  Stockholders  of the Company and until their  successors  shall be duly  elected and  qualified.  Each of the  nominees currently serve as directors of the Company.  The terms of office of the current directors  expire at the Meeting and when their  successors are duly elected and qualified.  Management has no reason to believe that any of the nominees will be unable or  unwilling  to serve as a  director,  if  elected.  Should  any of the nominees not remain a candidate  for  election at the date of the  Meeting,  the
Proxies will be voted in favor of those  nominees who remain  candidates and may be voted for substitute nominees selected by the Board.

            The names,  principal  occupation of and certain  other  information about each of the nominees are set forth below:

                                                                 FIRST YEAR
          NAME                         AGE                     BECAME DIRECTOR
          ----                         ---                     ---------------

Warren G. Lichtenstein                 35                           1994

Jack L. Howard                         39                           1994

Ronald W. Hayes                        63                           1993

Gary W. Ullman                         59                           2000

---------------

            WARREN G.  LICHTENSTEIN,  a nominee for  director,  was  appointed a director of the Company in May 1994 and became  Chairman of the Board in October
1995. Mr. Lichtenstein has been the Chief Executive Officer of the Company since
September 1994. Mr.  Lichtenstein has been the Chairman of the Board,  Secretary and the Managing Member of Steel  Partners,  L.L.C.  ("Steel LLC"),  the general partner of Steel Partners II, L.P.,  since January 1, 1996.  Prior to such time,
Mr.  Lichtenstein  was the Chairman and a director of Steel Partners,  Ltd., the general  partner  of Steel  Partners  Associates,  L.P.,  which was the  general partner of Steel Partners II, L.P., since 1993 and prior to January 1, 1996. Mr.
Lichtenstein  served  as  President  and  director  of Marsel  Mirror  and Glass
Products,  Inc. ("Marsel"),  a subsidiary of the Company,  from its inception in
July 1995 until shortly after the  acquisition of its business by the Company in
November  1995,  and continued as a director  until its  disposition in December
1996.  Marsel  filed  for  protection  under  Chapter  11 of the  United  States
Bankruptcy Code shortly  following the Company's  disposition of its interest in
Marsel.  Mr.  Lichtenstein has served as a director and Chairman of the Board of
WebFinancial  Corporation,  a consumer and commercial lender,  since 1996 and as its  President and Chief  Executive  Officer  since  December  1997. He has also served as President and Chief Executive  Officer of CPX Corp., a company with no significant  operating  business,

                                      -5-

since  June  1999  and as its  Secretary  and  Treasurer  since  May  2001.  Mr.
Lichtenstein  is also a  director  of the  following  publicly  held  companies:
Tandycrafts,  Inc.,  a  manufacturer  of  picture  frames and  framed  art;  ECC
International   Corp.,  a  manufacturer  and  marketer  of   computer-controlled
simulators for training personnel to perform maintenance and operator procedures on military  weapons;  Puroflow  Incorporated,  a designer and  manufacturer  of precision  filtration devices; and US Diagnostic Inc., an operator of outpatient medical diagnostic imaging.

            JACK L. HOWARD, a nominee for director,  was appointed  President of the  Company in June 2000 and was  elected  director of the Company in May 1994.
Prior to that, Mr. Howard was Acting  President and Chief  Financial  Officer of
the Company since September 1994. Mr. Howard has been a registered  principal of
Mutual  Securities,  Inc., a stock brokerage firm and registered  broker-dealer, since  prior to 1995.  Mr.  Howard  has  served as a  director  of  WebFinancial
Corporation,  a  consumer  and  commercial  lender,  since  1996 and as its Vice
President  since  December  1997.  Mr.  Howard is a  director  of the  following publicly held companies: Pubco Corporation, a printing supplies and construction equipment  manufacturer  and  distributor;  Castelle,  a maker and  marketer  of application server appliances, and US Diagnostic Inc., an operator of outpatient diagnostic imaging.

            RONALD W. HAYES, a nominee for director, was appointed a director of the Company in May 1993.  Mr.  Hayes has been the owner of Lincoln  Consultors &
Investors, Inc., an investing and consulting firm, for over six years.

            GARY W. ULLMAN, a nominee for director,  has served as a director of the  Company  since  October  2000.  Mr.  Ullman  has been  President  and Chief
Executive Officer of Unitron, Inc., a designer,  manufacturer and distributor of hearing aids,  since March 1998.  During 1996 through 1997, Mr. Ullman was Chief
Executive Officer of Fluid Packaging, a contract manufacturer of pharmaceuticals and beauty  products.  Prior to 1996,  Mr.  Ullman  served for 26 years as Chief
Executive Officer of CCL Industries,  Inc., a manufacturer of consumer products, containers and labels.

RECOMMENDATION

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE  FOR THE  ELECTION  OF EACH OF THE
NOMINEES.

                                      -6-

MEETINGS

            The Board held three  meetings  during the year ended  December  31,
2000. All of the members of the Board of Directors  attended at least 75% of the meetings.  From time to time, the members of the Board act by unanimous  written consent pursuant to the laws of the State of Delaware.

            The Board of Directors  has a  Compensation  Committee,  which makes recommendations  concerning salaries and incentive compensation for employees of and consultants to the Company. For the fiscal year ended December 31, 2000, the
Compensation  Committee  was  composed of Ronald W. Hayes and Gary  Ullman.  The
Compensation  Committee did not hold any meetings during the year ended December
31, 2000.

            The Board of  Directors  does not have a Nominating  Committee,  the customary functions of which are performed by the entire Board of Directors.

            The Board of Directors  has an Audit  Committee,  which  reviews the
Company's  financial  statements and  accounting  policies,  resolves  potential conflicts of interest, receives and reviews the recommendations of the Company's independent  auditors and confers with the Company's  independent  auditors with respect to the training and supervision of internal accounting personnel and the adequacy of internal accounting controls. For the fiscal year ended December 31,
2000,  the members of the Audit  Committee were Ronald W. Hayes and Gary Ullman.
The Audit  Committee  has  adopted a written  Audit  Committee  Charter  that is attached hereto as Appendix A.

            The Audit  Committee held one meeting during the year ended December
31, 2000. Members of the Audit Committee have reviewed and discussed the audited financial  statements  with the  management  of the Company  and have  discussed matters  required to be  discussed  by SAS 61  (Codification  of  Statements  on
Auditing  Standards,  AU Section 380) with Grant  Thornton  LLP,  the  Company's independent  auditors for the fiscal year ended  December  31,  2000.  The Audit
Committee  has  received  the  written  disclosures  and the  letter  from Grant
Thornton LLP, as required by the Independent Standards Board Standard No. 1, and
has  recommended  that the  audited  financial  statements  be  included  in the
Company's annual report for the fiscal year ended December 31, 2000.

                                      -7-

                                   MANAGEMENT

EXECUTIVE OFFICERS OF THE COMPANY

            The following  table  contains the names,  positions and ages of the executive officers of the Company who are not directors.

                                              PRINCIPAL OCCUPATION FOR THE PAST
                                                    FIVE YEARS AND CURRENT
                NAME                                 PUBLIC DIRECTORSHIPS                                     AGE
                ----                                 --------------------                                     ---

Glen M. Kassan              Mr. Kassan has served as Vice President,  Chief Financial  Officer and             57
                            Secretary  of the  Company  since  June  2000.  He has  served as Vice
                            President,  Chief  Financial  Officer and  Secretary  of  WebFinancial
                            Corporation  since June 2000. He has also served as Vice  President of
                            Steel Partners  Services,  Ltd.  ("SPS") since October 1999. From 1997 to 1998, Mr. Kassan served as Chairman and Chief Executive  Officer of
                            Long Term Care Services,  Inc., a privately owned healthcare  services company  which Mr. Kassan  co-founded in 1994 and initially  served as
                            Vice Chairman and Chief  Financial  Officer.  Mr. Kassan is a director of  Tandycrafts,  Inc., a  manufacturer  of picture  frames and framed art; and US  Diagnostic  Inc.  (Chairman),  an operator of  outpatient diagnostic imaging.

                                      -8-

                             EXECUTIVE COMPENSATION

            The  following   table  sets  forth   information   concerning   the
compensation  paid by the Company  during the fiscal  years ended  December  31,
2000, 1999 and 1998 to the Company's  President and principal executive officer.
The Company did not have any executive  officer whose salary and bonus  exceeded
$100,000 with respect to the fiscal year ended December 31, 2000.

                                                    ANNUAL COMPENSATION                LONG-TERM COMPENSATION

                                                                                             SECURITIES
                                                                                             UNDERLYING
NAME AND PRINCIPAL POSITION          YEAR              SALARY($)          BONUS($)           OPTIONS(#)
---------------------------          ----              ---------          --------           ----------

Jack Howard, President               2000                 0                   0                     0
                                     1999                 0                   0                     0
                                     1998                 0             $50,000                     0

                        OPTION GRANTS IN LAST FISCAL YEAR

            No options  were granted to Mr.  Howard in fiscal 2000.  The Company has never granted any stock appreciation rights.

            Mr. Howard did not exercise any options as of December 31, 2000. The following  table sets forth  certain  information  regarding  unexercised  stock options held by Mr. Howard as of December 31, 2000:

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                      NUMBER OF SHARES                       NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                        ACQUIRED ON          VALUE          UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
            NAME          EXERCISE         REALIZED($)       OPTIONS AT FY-END(#)                  AT FY-END($)
            ----      ----------------     -----------      ----------------------                 ------------

                                                           EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
                                                           -------------------------       -------------------------

Jack Howard                 0                  0                104,167/3,333                          0/0
President

                                      -9-

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

            Officers  of  the  Company  do  not  receive  annual   compensation.
Day-to-day  management  functions are  performed by SPS.  Please see the section titled "Certain Relationships and Related Transactions" for a description of the contractual arrangement between the Company and SPS.

            Directors  who are not  employees  or  officers  of the  Company are granted 2,000 options upon appointment to the Company's Board, and 2,000 options on the day of each  annual  meeting of  shareholders  in which such  director is elected or re-elected to office.

EMPLOYMENT AGREEMENTS

            The  Company  currently  has  no  employment   agreements  with  any
executive officer.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

            Securities   and  Exchange   Commission   regulations   require  the
disclosure of the compensation  policies applicable to executive officers in the form of a report by the compensation  committee of the Board (or a report of the full Board in the absence of a  compensation  committee).  As noted  above,  the
Company has no officers who are paid  compensation.  As a result,  the Board has not considered a compensation  policy for officers and has not included a report with this proxy statement.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

            See  the  section   titled   "Certain   Relationships   and  Related
Transactions" with respect to transactions involving management and others.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section  16(a) of the  Securities  Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent  of a  registered  class of the  Company's  equity  securities,  to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, directors and 10%
stockholders  are also  required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

            Based  solely on its review of the copies of such forms  received by it, or written  representations  from  certain  reporting  persons,  the Company believes,  during  the fiscal  year  ended  December  31,  2000,  that there was compliance  with  all  Section  16(a)  filing  requirements  applicable  to  its officers,  directors and 10% stockholders,  with the exception of Messrs.  Hayes and Kassan whose  acquisitions  of securities of the Company were  inadvertently reported late.

                                      -10-

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Pursuant to the Management  Agreement  approved by a majority of the
Company's  disinterested  directors,   Steel  Partners  Services,  Ltd.  ("SPS")
provides the Company with office space and certain management,  consulting,  and advisory  services.  The  Management  Agreement is  automatically  renewed on an annual basis until  terminated by either party,  at any time and for any reason, upon at least 60 days' written  notice.  The Management  Agreement also provides that the Company  shall  indemnify,  save and hold SPS harmless from and against any obligation, liability, cost or damage resulting from SPS's actions under the terms of the  Management  Agreement,  except to the extent  occasioned  by gross negligence or willful misconduct of SPS's officers,  directors or employees.  In consideration  of the services  rendered by SPS, the Company pays to SPS a fixed monthly fee, which is adjustable annually upon agreement of the Company and SPS.
During the fiscal years ended  December 31, 1999 and 2000,  SPS received fees of
$271,041 and $280,000, respectively, from the Company. The Company believes that the cost of obtaining the type and quality of services rendered by SPS under the
Management  Agreement  is no less  favorable  than the cost at which the Company could  obtain from  unaffiliated  entities.  SPS is owned by an entity  which is controlled by Warren  Lichtenstein,  the Company's Chief  Executive  Officer and
Chairman.

            The Company acquired Oaktree Systems,  Inc.  ("Oaktree") in March of
2000.  Oaktree  specializes in providing cost effective database and fulfillment solutions to direct marketing organizations requiring sophisticated  Information
Management tools. The products and services of Oaktree are marketed, in part, by
MDM  Technologies  ("MDM"),  an entity  principally  controlled by the Company's
Chief Executive Officer and Chairman, pursuant to a reciprocal agency agreement, dated March 21, 2000. Under this agreement,  each of Oaktree and MDM have agreed to act as agent to market each  others'  products  and  services as  independent contractors  of each other.  For every client  developed by a sales lead made by
MDM for which Oaktree's products and services are used to fill an order, Oaktree has agreed to pay MDM a commission  equal to fifteen  percent of gross sales for the period beginning on the date the first sale is closed and ending on the date immediately  preceding  the  one-year  anniversary  of the  sale,  and seven and one-half  percent of gross sales to such  client  thereafter.  For every  client developed by a sale made by Oaktree for which MDM develops  products or to which
MDM provides its services, MDM has agreed to pay to Oaktree ten percent of gross sales for the  period  beginning  on the date the first  sale is closed for such client and ending on the date immediately  preceding the one-year anniversary of such sale, and five percent of gross sales to such client thereafter. During the year ended  December  31,  2000,  the  Company  had sales to MDM of $30,000  and accounts receivable from MDM of $28,000. During the same period, the Company had purchases from MDM of $54,000 and accounts payable to MDM of $1,500. The initial term of the  agreement is two years,  which initial term will  automatically  be extended for one additional year unless either party gives written notice to the other party to terminate  the  arrangement  no less than sixty days prior to the expiration of the initial term.

                                      -11-

                   PROPOSAL II--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

            On June 22,  1999,  the Company  was  informed by Ernst & Young LLP, that it had resigned as the Company's  auditors.  Ernst & Young's reports on the financial  statements  for the previous two years had not  contained any adverse opinion or disclaimer of opinion,  nor was any opinion  qualified or modified as to uncertainty, audit scope, or accounting principles.

            In  connection  with  the  audits  of  the  Company's   consolidated
financial  statements  for each of the two fiscal years ended  December 31, 1998 and 1997, and in the interim period  subsequent to December 31, 1998,  preceding the date of Ernst & Young's resignation,  there were no "disagreements," as that term is defined in the  instructions to Form 8-K and the regulations  applicable to Item 4 of Form 8-K, with Ernst & Young on any matter of accounting principles or practices,  financial  statement  disclosure  or auditing  scope or procedure which  "disagreement",  if not  resolved to the  satisfaction  of Ernst & Young, would have caused Ernst & Young to make  reference to the subject  matter of the
"disagreement" in their report.

            On June 29, 1999,  the Board of the Company  engaged Grant  Thornton
LLP as the Company's auditors. The Company had not consulted with Grant Thornton
LLP  during  the  previous  two  fiscal  years  concerning  the  application  of accounting  principles  or  any  issues  relating  to  accounting,  auditing  or financial reporting.

            Ernst & Young has furnished  the Company with a letter  addressed to the SEC stating that it agrees with the above statements.

            Although the  selection of auditors  does not require  ratification, the Board has directed that the  appointment  of Grant Thornton LLP be submitted to stockholders  for ratification due to the significance of such appointment to the Company.  If  stockholders  do not ratify the  appointment of Grant Thornton
LLP,  the  Board  will  consider  the  appointment  of  other  certified  public accountants.  The  approval of the proposal to ratify the  appointment  of Grant
Thornton LLP requires  the  affirmative  vote of a majority of the votes cast by holders of the Common Stock.

            The Company's  auditors for the fiscal year ended  December 31, 2000 were Grant Thornton LLP. The Company does not expect a  representative  of Grant
Thornton LLP to be present at the Meeting.

            Fees billed to Company by Grant Thornton LLP during Fiscal 2000

            Audit Fees:

            Audit fees  billed to the Company by Grant  Thornton  LLP during the
Company's  2000  fiscal  year  for  review  of the  Company's  annual  financial statements and those financial  statements  included in the Company's  quarterly reports on Forms 10-Q totaled approximately $40,000.

                                      -12-

            Financial Information Systems Design and Implementation Fees:

            The Company did not engage Grant  Thornton LLP to provide  advice to the Company regarding  financial  information  systems design and implementation during the fiscal year ended December 31, 2000.

            All Other Fees:

            Fees billed to the Company by Grant  Thornton  LLP during the fiscal year ended December 31, 2000 for all other  non-audit  services  rendered to the
Company, including tax related services totaled approximately $8,700.

            The Audit  Committee has  considered  whether the provision by Grant
Thornton  LLP of  services  covered  by the fees  other  than the audit  fees is compatible with maintaining Grant Thornton's independence,  and believes that it is compatible.

RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S  INDEPENDENT AUDITORS FOR THE
YEAR ENDING DECEMBER 31, 2001.

                                  ANNUAL REPORT

            All stockholders of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's 2000 Annual Report for the year  ended  December  31,  2000,  which  contains  certified  financial statements of the Company for the year ended December 31, 2000.

            ANY  STOCKHOLDER  OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF
THE COMPANY'S  ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2000
(WITHOUT  EXHIBITS),  AS FILED WITH THE SECURITIES AND EXCHANGE  COMMISSION,  BY
WRITING TO GLEN M. KASSAN, VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY
AT GATEWAY  INDUSTRIES,  INC., 150 EAST 52ND STREET,  21ST FLOOR,  NEW YORK, NEW
YORK 10022.

                              STOCKHOLDER PROPOSALS

            Stockholder  proposals made in accordance  with Rule 14a-8 under the
Exchange Act and intended to be presented at the Company's  2002 Annual  Meeting of Stockholders  must be received by the Company at its principal  office in New
York,  New York no later  than  February  22,  2002 for  inclusion  in the proxy statement for that meeting.

                                      -13-

            On May 21, 1998 the  Securities and Exchange  Commission  adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of
1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder  proposal which is not  addressed in the  Company's  proxy  statement.  The new  amendment provides that if a proponent of a proposal  fails to notify the Company at least
45 days  prior  to the  month  and day of  mailing  of the  prior  year's  proxy statement,  then the  Company  will be allowed to use its  discretionary  voting authority when the proposal is raised at the meeting,  without any discussion of the matter in the proxy statement.

            With respect to the Company's 2002 Annual  Meeting of  Stockholders,
if the  Company is not  provided  notice of a  stockholder  proposal,  which the stockholder  has  not  previously  sought  to  include  in the  Company's  proxy statement,  by May 8,  2002,  the  Company  will be  allowed  to use its  voting authority as outlined above.

                                  OTHER MATTERS

            As of the  date of this  Proxy  Statement,  management  knows  of no matters  other  than  those  set  forth  herein  which  will  be  presented  for consideration  at the  Meeting.  If any other  matter or  matters  are  properly brought before the Meeting or any adjournment  thereof, the persons named in the accompanying Proxy will have discretionary  authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

                                      Glen M. Kassan
                                      VICE PRESIDENT, CHIEF FINANCIAL OFFICER
                                      AND SECRETARY

June 22, 2001

                                      -14-

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            GATEWAY INDUSTRIES, INC.

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 19, 2001

            The  undersigned,  a  stockholder  of Gateway  Industries,  Inc.,  a
Delaware corporation (the "Company"), does hereby appoint Warren G. Lichtenstein and Jack L. Howard,  and each of them, the true and lawful attorneys and proxies with full  power of  substitution,  for and in the name,  place and stead of the undersigned,  to vote all of the shares of Common Stock of the Company which the undersigned  would be entitled to vote if personally  present at the 2001 Annual
Meeting  of  Stockholders  of the  Company  to be held at the  offices of Olshan
Grundman Frome  Rosenzweig & Wolosky LLP at 505 Park Avenue,  New York, New York
10022,  on July 19, 2001 at 10:00 A.M.,  local time,  or at any  adjournment  or adjournments thereof.

       The undersigned hereby instructs said proxies or their substitutes:

1.          ELECTION OF DIRECTORS:

            The election of Warren G.  Lichtenstein,  Jack L. Howard,  Ronald W.
Hayes  and Gary W.  Ullman to the Board of  Directors,  to serve  until the 2002
Annual Meeting of Stockholders and until their respective successors are elected and shall qualify.

                        WITHHOLD AUTHORITY
FOR ALL                 TO VOTE FOR ALL
NOMINEES ___            NOMINEES ___                ____________________________

                                                    ____________________________

                                                    ____________________________

                                                    ____________________________

                                                    ____________________________

                                                    TO WITHHOLD AUTHORITY TO
                                                    VOTE FOR ANY INDIVIDUAL
                                                    NOMINEE(S), PRINT NAME
                                                    ABOVE.

2.          TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS:

            ______  FOR   _____  AGAINST    _____  ABSTAIN

3.          DISCRETIONARY AUTHORITY:

            In their  discretion,  the proxies are  authorized to vote upon such other and further business as may properly come before the Meeting.

                        THIS  PROXY  WILL  BE  VOTED  IN  ACCORDANCE   WITH  ANY
DIRECTIONS  HEREINBEFORE GIVEN. UNLESS OTHERWISE  SPECIFIED,  THIS PROXY WILL BE
VOTED TO ELECT  DIRECTORS AND TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS
THE COMPANY'S INDEPENDENT AUDITORS.

            The  undersigned  hereby  revokes  any proxy or  proxies  heretofore given, and ratifies and confirms that all the proxies  appointed  hereby, or any of them,  or their  substitutes,  may  lawfully do or cause to be done by virtue hereof.

Dated _______________________, 2001

_____________________________ (L.S.)

_____________________________ (L.S.)
            Signature(s)

NOTE:  PLEASE  SIGN  EXACTLY AS YOUR NAME OR NAMES
APPEAR HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR,   TRUSTEE   OR   GUARDIAN,   PLEASE
INDICATE  THE  CAPACITY  IN  WHICH  SIGNING.  WHEN
SIGNING AS JOINT TENANTS, ALL PARTIES IN THE JOINT
TENANCY  MUST  SIGN.  WHEN A PROXY  IS  GIVEN BY A
CORPORATION,   IT  SHOULD  BE  SIGNED   WITH  FULL
CORPORATE NAME BY A DULY AUTHORIZED OFFICER.

            PLEASE MARK,  DATE, SIGN AND MAIL THIS
PROXY IN THE ENVELOPE  PROVIDED FOR THIS  PURPOSE.
NO  POSTAGE  IS  REQUIRED  IF MAILED IN THE UNITED
STATES.

                                                                      APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE

                                       OF

                            GATEWAY INDUSTRIES, INC.

                        The Audit Committee of the Board of Directors of Gateway
Industries, Inc. (the "Corporation") (the "Committee") shall assist the Board of
Directors  in  fulfilling  its  oversight  responsibilities  with respect to the financial reports and other financial information provided by the Corporation to the stockholders and to the general public, the Corporation's internal controls, and the  Corporation's  audit,  accounting  and  financial  reporting  processes generally.  The Committee shall serve as an independent and objective monitor of the performance of the Corporation's  financial  reporting process and system of internal  control;  review and appraise the audit  efforts of the  Corporation's independent  accountants;  and provide for open, ongoing communication among the independent  accountant,  financial  and  senior  management,  and the  Board of
Directors  concerning  the  Corporation's  financial  position and affairs.  The
Committee  will  report  its  actions  to  the  Board  of  Directors  with  such recommendations  as the Committee may deem  appropriate.  The Committee shall be governed in accordance  with the By-Laws of the  Corporation as well as have the following powers and duties:

                        1.  Structure and  Composition.  The Committee  shall be
composed of at least three independent directors who are all capable of reading, understanding and analyzing financial statements, or who will become financially literate  within a reasonable  time after being  appointed to the Committee.  At least one member of the  Committee  shall  have past  employment  experience  in finance or accounting,  or any comparable experience or background which results in that committee  member having  financial  sophistication.  The members of the
Committee shall elect the Chairman (the "Chairman") from among  themselves.  The independence  of a director shall be determined in accordance with the rules and regulations of the securities  market where the  Corporation's  shares of Common
Stock are traded. The duties and  responsibilities  of a member of the Committee are in addition to those duties generally pertaining to a member of the Board of
Directors.

                        2. General Financial Oversight. The Committee shall meet
with the independent  accountants and the principal  accounting  officers of the
Corporation to ascertain that reasonable procedures and controls are followed to safeguard the  Corporation's  assets and that adequate  examinations are made to ensure the  reasonableness  of the results reported in the financial  statements for the fiscal year. Specifically, the Committee shall:

            o           Review  the  financial   information  contained  in  the
                        Corporation's  Quarterly  Report on Form 10-QSB prior to
                        its filing with the Securities  and Exchange  Commission
                        (the  "SEC"),  the  Corporation's  earning  announcement
                        prior to  release,  and the  results of the  independent
                        accountant's  review of  Interim  Financial  Information
                        pursuant  to SAS 71.  The  Chairman  may  represent  the
                        Committee,  either in person or by telephone  conference
                        call, for the purpose of this review.

            o           Review with management and the  independent  accountants
                        at the  completion  of the  annual  audit  and  prior to
                        filing the  Corporation's  annual  report on Form 10-KSB
                        (the  "Annual  Report")  with the SEC,  the accuracy and
                        completeness of the following:

                                      A-1

                        (i) the Corporation's  financial  statements included in
                        the Annual Report and related footnotes;

                        (ii) the independent accountant's audit of the financial
                        statements and their report;

                        (iii)   any   significant   changes   required   in  the
                        independent accountant's examination plan;

                        (iv)  any  serious   difficulties   or   disputes   with
                        management  encountered  during the course of the audit;
                        and

                        (v) other  matters  related to the  conduct of the audit
                        which  are to be  communicated  to the  Committee  under
                        generally   accepted   auditing   standards,   including
                        discussions  relating  to the  independent  accountants'
                        judgement about such matters as to the quality, not just
                        the  acceptability,   of  the  Corporation's  accounting
                        practices   and   other   items  set  forth  in  SAS  61
                        (Communications  with  Audit  Committees)  or other such
                        auditing  standards that may in time modify,  supplement
                        or replace SAS 61.

            o           The Committee  will have prepared and reviewed the Audit
                        Committee   Report   for   inclusion   in   the   annual
                        stockholder's  meeting  proxy  statement.  The Committee
                        must state whether it:

                        (i) has reviewed  and  discussed  the audited  financial
                        statements with management;

                        (ii) has discussed with the  independent  accountant the
                        matters  required to be  discussed  by SAS 61, as may be
                        modified, supplemented or replaced;

                        (iii) has  received  the  written  disclosures  from the
                        independent   accountants   required   by   Independence
                        Standards Board Standard No. 1 ("ISBS No. 1"), as may be
                        modified or  supplemented,  and has  discussed  with the
                        accountant their independence; and

                        (iv) has recommended to the Board of Directors, based on
                        the review and  discussions  referred  to in above items
                        (i)  through  (iii),  that the  Corporation's  financial
                        statements  be  included  in the  Annual  Report on Form
                        10-KSB for the last fiscal year for filing with the SEC.

                        3. Selection of Independent  Accountants.  The Committee
shall  recommend  the firm of  independent  accountants  to be nominated for the ensuing year at the Board of Directors meeting when such action is taken.

            o           Before recommending a continuing independent accountant,
                        the Committee  shall ensure the receipt for the year of,
                        and review with the  independent  accountant,  a written
                        statement  required by ISBS No. 1, as may be modified or
                        supplemented,  and discuss their continued  independence
                        with the  accountant.  The Committee will recommend that
                        the Board of Directors  take  appropriate  action on any
                        disclosed  relationships  that may reasonably be brought
                        to  bear  on the  independence  of the  accountants  and
                        satisfy   itself  that  the   Corporation   has  engaged
                        independent  accountants  as required by the  Securities
                        Act of 1933, as amended.

            o           Together  with the  Board of  Directors,  the  Committee
                        shall submit to the  stockholders  for  ratification  or
                        rejection  at the  annual  meeting of  stockholders  the
                        independent accountants selected.

                                      A-2

                        4.  Controls,  Policies and  Procedures  Oversight.  The
members  of the  Committee  shall  meet from  time to time to review  accounting policies followed,  changes therein,  internal and accounting controls,  and any issues that may be raised by the independent  accountants.  At the discretion of the  Chairman,  the  principal  accounting  officers of the  Corporation  may be
invited  to  attend  the  meetings  of  the  Committee   with  the   independent
accountants.  The Committee may request the independent accountants to report on the adequacy of their  examination,  their views of the  Corporation's  internal
controls,   and  on  the  Corporation's   compliance  with  accepted  accounting
principles  adopted  by the  accounting  profession,  as well as the  effect  of unusual or extraordinary  transactions.  The Committee shall also be responsible for the following:

            o           Obtain the  approval of the full Board of  Directors  of
                        this Charter and shall review and reassess  this Charter
                        as conditions dictate, at least on annual basis;

            o           Periodically  review the  adequacy of the  Corporation's
                        accounting, financial, and auditing personnel resources.

                        5.  Advice;  Legal  Representation.   The  Committee  is
authorized to confer with the  Corporation's  management and other  employees to whom it may deem necessary or  appropriate to fulfill its duties.  The Committee is authorized to conduct or authorize  investigations into any matter within the
Committee's scope of responsibilities.  The Committee also is authorized to seek outside legal or other advice to the extent it deems  necessary or  appropriate, provided  it shall  keep the Board of  Directors  advised  as to the  nature and extent of such outside advice.

                                      A-3